DIVESTITURE	9 Months Ended
Sep. 30, 2026
Divestitures [Abstract]
DIVESTITURE

8. DIVESTITURE
On August 1, 2026, the Company divested the majority of its commercial fuels business, including cardlock sites and travel centre locations, which was reported in the Canadian Refining segment, for proceeds of $260 million after closing adjustments. The transaction resulted in a before-tax gain of $89 million, which is recognized in gain (loss) on divestiture of assets in net earnings (loss).